Exhibit 10.7

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE TYPICALLY TREATED AS PRIVATE OR CONFIDENTIAL. BRACKETS (“[***]”) INDICATE THAT INFORMATION HAS BEEN OMITTED.

FORM OF SUBSCRIPTION AGREEMENT FOR

CLASSES OF FOUNDER SHARES AND INITIAL SHARES OF FORTRESS NET LEASE REIT

Instructions: In order for the undersigned (“you”, “your” or the “Subscriber”) to purchase common shares of beneficial interest, par value $0.01 per share (“Shares”) of Fortress Net Lease REIT, a Maryland statutory trust, please follow the below instructions to execute and deliver this agreement (this “Subscription Agreement”). Capitalized terms used, but not defined, herein shall have the respective meanings given to them in the Confidential Private Placement Memorandum of Fortress Net Lease REIT (as the same may be modified, updated or supplemented from time to time, the “Memorandum”).

1.	Your Investment

Investment Amount $ 65,000,000

Investment Method             By wire

Account Name: [***]

Bank Name: [***]

ABA: [***]

DDA: [***]

☒ Financial Advisor (Required to be checked for all sales through a Financial Advisor)

☐ No Financial Advisor (Required to be checked if no Financial Advisor used for this sale)

* Cash, cashier’s checks/official bank checks, temporary checks, foreign checks, money wires, third-party checks, or traveler’s checks are not accepted.

The Investment Amount listed above shall be treated as a binding capital commitment to Fortress Net Lease REIT. If your subscription is accepted, Fortress Net Lease REIT may call capital from you at one or more future monthly closings, in Fortress Net Lease REIT’s discretion, provided that your aggregate subscription in Fortress Net Lease REIT shall not exceed the Investment Amount listed above. Fortress Net Lease REIT shall inform you of the amount being drawn down and confirm wire instructions in advance of the relevant closing. The purchase price per Share for the Shares purchased at each applicable closing will equal the then-current transaction price, which will generally be the prior month’s NAV per Share for the applicable class of Shares. This subscription is and shall be irrevocable unless any portion thereof is rejected by Fortress Net Lease REIT.

SHARE CLASS SELECTION (required)

Each of the classes of Shares below (i) has a minimum initial investment of $25,000, (ii) has a minimum subsequent investment of $500 and (iii) is available for eligible investors as disclosed in the Memorandum. Please ensure that you carefully read and understand the terms of each of the classes below in the Memorandum before making your selection:

☐	Class B Shares

☐	Class C Shares* only available to investors that invest, in the aggregate, at least $25 million in Shares (either on their own, or together with a group of commonly advised investors)

☒	Class D Shares* only available to investors that invest, in the aggregate, at least $50 million in Shares (either on their own, or together with a group of commonly advised investors)

☐	Class F-D Shares

☐	Class F-I Shares

☐	Class F-S Shares

*If you have selected Class C Shares or Class D Shares above, by executing this Subscription Agreement you hereby acknowledge and agree that (i) any determination as to whether you are part of a group of commonly advised investors will be made by the Adviser (as defined in the Memorandum) in its discretion and (ii) in the event that the Adviser determines that you are not part of a group of commonly advised investors that are eligible to purchase Class C Shares or Class D Shares, you will, instead, be issued Class B Shares or Class C Shares, as applicable.

 As more fully described in the Memorandum, during the Initial Share Offering Period (as defined in the Memorandum), in the event that (i) any Class B investor, either on its own or together with a group of commonly advised investors (as determined by the Adviser in its discretion), has invested, in the aggregate, at least $25 million in Shares, the Class B Shares held by such Class B investor will automatically convert to Class C Shares and (ii) any Class C investor, either on its own or together with a group of commonly advised investors (as determined by the Adviser in its discretion), has invested, in the aggregate, at least $50 million in Shares, the Class C Shares held by such Class C investor will automatically convert to Class D Shares.

In the event any of your Shares are converted into another class of Shares in accordance with the foregoing, the terms of such new class shall only apply to such converted Shares on a going-forward basis following such conversion and not on a retroactive basis for any time prior to such conversion; provided, that, the Mandatory Holding Period (as defined in the Memorandum) in respect of any such converted Shares shall be calculated based on the later of (i) the day on which you initially purchased the original Shares that were the subject of such conversion for cash and (ii) if applicable, the day on which such Shares are released from escrow (and not, for the avoidance of doubt, from the day on which any such Shares may have been (x) issued pursuant to our distribution reinvestment plan, (y) received in connection with a conversion or exchange of other Shares or (z) later acquired).

2.	Ownership Type (Select only one)

Individual Investors:

☐ Individual	☐ Tenants in Common	☐ Joint Tenants with Rights of Survivorship

☐ Joint Tenants	☐ Community Property	☐ Individual 401k Account

☐ Individual Retirement Account – Roth	☐ Individual Retirement Account – Rollover	☐ Individual Retirement Account – SEP

☐ Uniform Gift to Minors Act (minor information must be included in Section 3 (“Subscriber Information”) below) - State of_____

Entity Investors:

☐ Taxable Trust	☐ Grantor Trust	☐ Other Disregarded Entity
☐ Tax- Exempt Trust	☐ Corporation	☐ Keogh Plan
☐ Partnership	☐ LLC – C- Corp	☐ LLC - Partnership
☐ LLC – S-Corp	☐ S-Corporation	☐ Foundation/Endowment
☐ C- Corporation	☑ Fund of Hedge Fund	☐ Charity/Welfare Organization
☐ Insurance Company	☐ Employee Benefit Plan	☐ Private Equity
☐ Taft Hartley Plan	☐ Pension Plan	☐ Qualified Pension Plan and Profit Sharing Plan
☐ Estate Name of Executor: ____________________		☐ Other: __________________

Custodian Information (if applicable):

Custodian Name: ____________________________

Custodian Tax ID: ___________________________

Custodian Contact Person: _____________________

Daytime Phone Number: ______________________

Email Address: ______________________________

The undersigned confirm(s), which confirmation is made on behalf of the custodian, that the custodian will accept distributions on behalf of the Subscriber pursuant to an agreed-upon custodial agreement between the Subscriber and the custodian. Custodian agrees to accept distributions on behalf of the Subscriber until such custodial agreement is amended, terminated or the Subscriber notifies Fortress Net Lease REIT of a change in distribution methodology.

X
	Custodian Signature	Date

3.	Subscriber Information

Note:	If the Subscriber is an Individual Retirement Account (“IRA”) or 401k Account, please complete sub-section A below with respect to the individual owner of the account. If the Subscriber is a disregarded entity or grantor trust, please complete sub-section A below with respect to the owner or grantor and sub-section C below with respect to the entity or trust.

A.	Individual Investors

*In Section 9 (Verification of Status as an “Accredited Investor”), please complete sub-section “A” for Individual Investors

Subscriber Information (Residential street address MUST be provided. See Section 4 (“Contact Information & Interested Parties”) if mailing address is different than residential street address.)

First Name	(MI)	Last Name	Gender

Social Security Number/Tax ID	Date of Birth (MM/DD/YYYY)	Daytime Phone Number

Residential Street Address	City	State	Zip Code

Email Address

Are you a Fortress Employee, Officer, Director or Affiliate? (required)

☐ Not Applicable	☐ Fortress Employee	☐ Fortress Officer or Director	☐ Fortress Affiliate

Required for Non-U.S. Citizens:

If you are a non-U.S. citizen, please check the applicable box and specify your country of citizenship/domicile below:

☐ Resident Alien	☐ Non-Resident Alien	Country of Citizenship/Domicile ___________________

B.	Co-Investor

*In Section 9 (Verification of Status as an “Accredited Investor”), please complete sub-section “B” for Co-Investors

Co-Investor Information (Co-Investor/Co-Trustee/Co-Authorized Signatory Information, if applicable)

First Name	(MI)	Last Name	Gender

Social Security Number/Tax ID	Date of Birth (MM/DD/YYYY)	Daytime Phone Number

Residential Street Address	City	State	Zip Code

Email Address

Is the Co-Investor a Fortress Employee, Officer, Director or Affiliate? (required)

☐ Not Applicable	☐ Fortress Employee	☐ Fortress Officer or Director	☐ Fortress Affiliate

Required for Non-U.S. Citizens:

If the Co-Investor is a non-U.S. citizen, please check the applicable box and specify your country of citizenship/domicile below:

☐ Resident Alien	☐ Non-Resident Alien	Country of Citizenship/Domicile ___________________

C.	Entity Investors (including ERISA Plans, Trusts, Corporations, Partnerships, Limited Liability Companies)

*In Section 9 (Verification of Status as an “Accredited Investor”), please complete sub-section “C” for Entity Investors

Subscriber Information (Street address MUST be provided. See Section 4 (“Contact Information & Interested Parties”) if mailing address is different than street address.)

TTC Multi-Strategy Fund QP, LP
Subscriber Name

[***]
Tax ID (If Non-U.S., indicate country)	Global Intermediary Identification Number (GIIN), if any

02/04/2009
Date of Formation (MM/DD/YYYY)

200 Bellevue Parkway, Suite 525	Wilmington	DE	19809
Street Address	City	State	Zip Code

[***]	[***]

Primary Contact/Trustee/Authorized Signatory Name	Primary Contact Daytime Phone Number

[***]

Primary Contact Email Address

Street Address	City	State	Zip Code

Is the Subscriber a Fortress Affiliate? (required)

☒ No	☐ Yes

Is the Subscriber an entity that was formed for the purpose of investing in Fortress Net Lease REIT, or otherwise formed for the specific purpose of investing in securities? (required)

☒ No	☐ Yes

Required for Non-U.S. Entities:

If the Subscriber is a non-U.S. entity, please specify its country of domicile ___________________

4.	Contact Information & Interested Parties (If different than provided in Section 3A (“Subscriber Information” – Individual Investors) above)

Name	Email Address	Daytime Phone Number

Mailing Address	City	State	Zip Code

Interested Parties:

Subscriber, by identifying the Interested Parties below, you hereby authorize Fortress Net Lease REIT to send any and all information about the Subscriber’s investment in Fortress Net Lease REIT to the Interested Parties identified below. This contact information may be updated and communicated to Fortress Net Lease REIT from time to time.

Name	Email Address	Phone #	Address	Contact Type (e.g., Primary, Legal, Tax)
[***]	[***]			[***]

5.	Select How You Want to Receive Your Distributions

☐ Check this box if you wish to opt out of the Distribution Reinvestment Plan. If you opt out of the Distribution Reinvestment Plan, please provide the Wire Instructions information below.

For custodial held accounts, if you elect cash distributions, the funds must be sent to the custodian.

Wire Instructions:	Account Name:	[***]

Bank Name:	[***]

ABA:	[***]

DDA:	[***]

FFC Account Name:	[***]

FFC Account Number:	[***]

* A participant may terminate participation in the Distribution Reinvestment Plan at any time, without penalty, by delivering 10 days’ prior written notice to Fortress Net Lease REIT. This notice must be received by Fortress Net Lease REIT prior to the last day of a month in order for a participant’s termination to be effective for such month. Upon termination, future distributions will be distributed in cash.

6.	Financial Advisor Information (Required information for all sales through a Financial Advisor. All fields must be completed)

If you are acquiring Shares through a Financial Advisor, the Financial Advisor must sign below to complete the order. The undersigned Financial Advisor hereby warrants that he/she is (check the appropriate box or boxes):

☐ Registered broker-dealer	☑ An investment adviser registered with the SEC	☐ Other: An investment adviser registered with _____________________________________

Tiedemann Advisors, LLC

Financial Advisor Name

200 Bellevue Parkway, Suite 525

Mailing Address

Wilmington	DE	19809

City	State	Zip Code

147189	[***]
Financial Advisor CRD/ID	Branch Number (If applicable)	Telephone Number

[***]

E-mail Address	Fax Number

The undersigned confirm(s) that they (i) have reasonable grounds to believe that the information and representations concerning the Subscriber identified herein are true, correct and complete in all respects; (ii) have discussed such Subscriber’s prospective purchase of Shares, the speculative nature of Fortress Net Lease REIT, its investment program, and risks with such Subscriber; (iii) have advised such Subscriber of all pertinent facts with regard to the lack of liquidity and marketability of the Shares, the fact that the Shares are not registered and are not expected to be registered under the laws of any country; (iv) have delivered or made available a current Memorandum and all related supplements, if any, to such Subscriber; (v) have reasonable grounds to believe that the Subscriber is purchasing these Shares for his or her own account; (vi) have reasonable grounds to believe that the purchase of Shares is a suitable investment for such Subscriber, that such Subscriber meets the suitability standards applicable to such Subscriber set forth in the Memorandum and related supplements, if any, including Regulation Best Interest, as applicable, and that such Subscriber is in a financial position to enable such Subscriber to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto; and (vii) shall be responsible for determining that the Subscriber continues to meet the applicable suitability standards to the extent the Subscriber enrolls in the Distribution Reinvestment Plan. The undersigned Financial Advisor further represents and certifies that, in connection with this subscription for Shares, he or she has complied with and has followed all applicable policies and procedures under his or her firm’s existing Anti-Money Laundering Program and Customer Identification Program.

The undersigned Financial Advisor acknowledges and agrees that (i) it is duly licensed to lawfully sell Shares in the state designated as the Subscriber’s legal residence, and (ii) Fortress Net Lease REIT, the Adviser, and its distributor will rely on the foregoing certifications in determining the Subscriber’s qualification and suitability as an investor in Fortress Net Lease REIT.

X	/s/ Amanda Christian	1/29/24
	Financial Advisor Signature	Date

7.	Electronic Delivery Form (Optional)

Instead of receiving paper copies of the Memorandum, supplements, and other shareholder communications and reports, you may elect to receive electronic delivery of shareholder communications from Fortress Net Lease REIT. If you would like to consent to electronic delivery, including pursuant to email, initial the box below for this election.

We encourage you to reduce printing and mailing costs and to conserve natural resources by electing to receive electronic delivery of shareholder communications and statement notifications. By consenting below to electronically receive shareholder communications, including your account-specific information, you authorize us to either (i) email shareholder communications to you directly or (ii) make them available on our website and notify you by email when and where such documents are available.

You will not receive paper copies of these electronic materials unless specifically requested, the delivery of electronic materials is prohibited or we, in our sole discretion, elect to send paper copies of the materials.

By consenting to electronic access, you will be responsible for your customary internet service provider charges and may be required to download software in connection with access to these materials.

I consent to electronic delivery	☒

Initials [***]

[***]

Email

If blank, the email provided in Section 4 (“Contact Information & Interested Parties”) or Section 3A (“Subscriber Information” – Individual Investors) will be used.

8.	Subscriber Representations

In addition to the information contained in this Subscription Agreement, you acknowledge that Fortress Net Lease REIT may request additional information from you and/or your Financial Advisor, or completion of a supplement to this Subscription Agreement to determine eligibility to purchase Shares. Please refer to the Terms and Conditions included on Annex A for additional Subscriber acknowledgments.

Except in the case of fiduciary accounts, you may not grant any person a power of attorney to make the representations on your behalf.

By executing this Subscription Agreement, you (for yourself and any co-investor, and, if you are signing on behalf of an entity, on behalf of and with respect to the entity and its shareholders, partners, beneficiaries, members or other beneficial owners), represent, warrant and agree as follows (as used below, the terms “you” and “your” refer to you and your co-Subscriber, if any, or if you are signing on behalf of an entity, such entity):

1)	if you elected to invest in Class B Shares or Class C Shares in Section 1 (“Your Investment” – SHARE CLASS SELECTION) above, you understand, acknowledge and agree that (x) during the Initial Share Offering Period, in the event that (i) any Class B investor, either on its own or together with a group of commonly advised investors (as determined by the Adviser in its discretion), has invested, in the aggregate, at least $25 million in Shares, the Class B Shares held by such Class B investor will automatically convert to Class C Shares and (ii) any Class C investor, either on its own or together with a group of commonly advised investors (as determined by the Adviser in its discretion), has invested, in the aggregate, at least $50 million in Shares, the Class C Shares held by such Class C investor will automatically convert to Class D Shares and (y) to the extent any of your Shares are converted into another class of Shares in accordance with the foregoing, the terms of such new class shall only apply to your Shares on a going-forward basis following such conversion and not on a retroactive basis for any time prior to such conversion; provided, that, the Mandatory Holding Period (as defined in the Memorandum) in respect of any such converted Shares shall be calculated based on the later of (i) the day on which you initially purchased the original Shares that were the subject of such conversion for cash and (ii) if applicable, the day on which such Shares are released from escrow (and not, for the avoidance of doubt, from the day on which any such Shares may have been (x) issued pursuant to our distribution reinvestment plan, (y) received in connection with a conversion or exchange of other Shares or (z) later acquired);

2)	you understand that Fortress Net Lease REIT (and its affiliates) will rely upon all of your statements, representations and warranties in this Subscription Agreement and the Terms and Conditions, including the accuracy and completeness of any and all eligibility and appropriateness representations and certifications, in deciding whether to allow you to invest in Fortress Net Lease REIT through this Subscription Agreement;

3)	you, either directly or indirectly through your Financial Advisor, have received from Fortress Net Lease REIT, each document, including the Memorandum and have read completely, reviewed carefully and discussed with your Financial Advisor (including instructions on how to complete this Subscription Agreement) each such document, as well as had the opportunity to ask any questions and receive answers from the representatives of Fortress Net Lease REIT concerning this Subscription Agreement and the purchase of Shares;

4)	by executing this Subscription Agreement, you agree to be bound by this Subscription Agreement and Terms and Conditions, including any and all eligibility and appropriateness representations and certifications, for Fortress Net Lease REIT through this Subscription Agreement;

5)	this Subscription Agreement and any other certificate, agreement or document related to this Subscription Agreement or Fortress Net Lease REIT or any act or transaction relating to Fortress Net Lease REIT or your Shares may be executed by applying an electronic signature using an electronic signature program that has been approved by Fortress Net Lease REIT. Each party acknowledges, agrees and confirms that the use of such an electronic signature program (i) shall result in a reliable and valid delivery of such party's signature to this Subscription Agreement; and (ii) shall constitute reasonable steps on the part of the other party to this Subscription Agreement to verify the reliability of such signature. Any signature (including any electronic symbol or process attached to, or logically associated with, a contract or other record and executed or adopted by a person with the intent to sign, authenticate or accept such contract or record) hereto or to any other certificate, agreement or document related to this Subscription Agreement or Fortress Net Lease REIT or any act or transaction relating to Fortress Net Lease REIT or your Shares, in form acceptable to the board of trustees of Fortress Net Lease REIT in its sole discretion, shall be expressly permitted and shall have the same legal effect, validity and enforceability as a manually executed signature to the fullest extent permitted by applicable law, including the Maryland Statutory Trust Act, the Federal Electronic Signatures in Global and National Commerce Act, the Maryland Uniform Electronic Transactions Act, or any similar United States state law based on the Uniform Electronic Transactions Act, and any similar law, and the parties hereby consent to the foregoing and waive any objection to the contrary;

6)	you acknowledge that if you prefer to execute documents via a non-electronic signature process, you may at any time withdraw your informed consent to, and opt out of, utilizing electronic signatures, as applicable, now or in the future (but, for the avoidance of doubt, any electronic signatures effected while your consent to utilize electronic signatures was in effect shall not be invalidated by virtue of such withdrawal/opt-out); and

7)	you acknowledge and agree that (in addition to any distribution of materials sent to you by Fortress Net Lease REIT, its affiliates and/or service providers or storage of such materials by Fortress Net Lease REIT, its affiliates and/or service providers), if agreed to by Fortress Net Lease REIT, the Memorandum, other materials, communications and/or reports relating to your Shares in Fortress Net Lease REIT will be posted to a supplemental third-party repository (including, without limitation, a data repository hosted by SS&C Intralinks or its affiliates) to provide you and your Financial Advisor with access to such documentation and information.

You declare that the information supplied above is true and correct and may be relied upon by Fortress Net Lease REIT.

9.	Verification of Status as an “Accredited Investor”

The Subscriber represents and warrants that he/she is an “accredited investor” within the meaning of Regulation D under the Securities Act of 1933, as amended by the Dodd-Frank Act, and has checked the boxes for the applicable statements below pursuant to which the Subscriber so qualifies. The Subscriber should be aware that an investment in Fortress Net Lease REIT is considered an investment in securities. As a result, if the Subscriber is an entity formed for the purpose of investing in Fortress Net Lease REIT (or otherwise is or holds itself out as being engaged primarily, or proposes to engage primarily, in the business of investing, reinvesting, or trading in securities), the Subscriber entity may require an exemption from registration under the Investment Company Act of 1940. The Subscriber should consult with its own legal advisors about an investment in Fortress Net Lease REIT and any legal requirements that may be implicated.

PLEASE CHECK THE BOXES FOR ALL APPLICABLE STATEMENTS BELOW:

A.	For Individual Investors:

1.	☐	The Subscriber is a natural person whose net worth, taken together with the net worth of such person’s spouse or spousal equivalent, exceeds $1,000,000;

2.	☐	The Subscriber is a natural person who had an individual income in excess of $200,000 in each of the two previous years, or joint income with such person’s spouse or spousal equivalent in excess of $300,000 in each of those years, and who reasonably expects to reach the same income level in the current year;

3.	☐	The Subscriber is a director, executive officer of Fortress Net Lease REIT or a director or executive officer of FNLR Management LLC, the Adviser, or its affiliates;

4.	☐	The Subscriber holds in good standing one or more professional certifications or designations or credentials from an accredited educational institution that the SEC has designated as qualifying an individual for accredited investor status; OR

5.	☐	The Subscriber has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of investing in the Interests.

B.	For Co-Investors:

1.	☐	The Co-Investor is a natural person whose net worth, taken together with the net worth of such person’s spouse or spousal equivalent, exceeds $1,000,000;

2.	☐	The Co-Investor is a natural person who had an individual income in excess of $200,000 in each of the two previous years, or joint income with such person’s spouse or spousal equivalent in excess of $300,000 in each of those years, and who reasonably expects to reach the same income level in the current year;

3.	☐	The Co-Investor is a director, executive officer of Fortress Net Lease REIT or a director or executive officer of FNLR Management LLC, the Adviser, or its affiliates;

4.	☐	The Co-Investor holds in good standing one or more professional certifications or designations or credentials from an accredited educational institution that the SEC has designated as qualifying an individual for accredited investor status; OR

5.	☐	The Co-Investor has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of investing in the Interests.

C.	For Entity Investors: (In addition to completing this sub-section, Entity Investors shall provide (i) entity formation documentation (e.g., first page of deed of trust, formation certificate, corporate resolution, partnership agreement, etc.), and (ii) anti-money laundering and beneficial ownership information to be provided in Annex C.)

1.	☒	The Subscriber has total assets in excess of $5,000,000 AND is any of the following (please check the box that applies):

☐	a corporation;

☒	a partnership;

☐	a limited liability company;

☐	a Massachusetts or similar business trust; OR

☐	an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”).

2.	☐	The Subscriber is any of the following (please check each box that applies):

☐	a bank, or any savings and loan association or other institution acting in its individual or fiduciary capacity;

☐	a registered broker or dealer;

☐	an insurance company;

☐	a rural business investment company as defined in Section 384A of the Consolidated Farm and Rural Development Act;

☐	an investment adviser registered with the Securities and Exchange Commission pursuant to Section 203 of the Advisers Act or registered pursuant to the laws of a state;

☐	an investment adviser relying on the exemption from registering with the Securities and Exchange Commission under Section 203(l) or (m) of the Advisers Act;

☐	an investment company registered under the Investment Company Act or a business development company as defined in the Investment Company Act;

☐	a private business development company as defined in the Advisers Act;

☐	a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

☐	a plan established and maintained by a state of the United States, its political subdivisions, or any agency or instrumentality of a state of the United States or its political subdivisions, for the benefit of its employees, that has total assets in excess of $5,000,000;

☐	an employee benefit plan whose investment decision is being made by a plan fiduciary, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan whose total assets are in excess of $5,000,000 or a self-directed employee benefit plan whose investment decisions are made solely by persons that are accredited investors;

☐	A “family office,” as defined in Rule 202(a)(11)(G)-1 under the Advisers Act with assets under management in excess of $5,000,000 not formed for the specific purpose of acquiring the Shares, and whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment; OR

☐	A “family client,” as defined in Rule 202(a)(11)(G)-1 under the Advisers Act of a family office meeting the requirements in paragraph above and whose prospective investment in the Shares is directed by such family office.

3.	☐	The Subscriber is a trust, with total assets in excess of $5,000,000 and whose purchase is directed by a sophisticated person.

4.	☐	The Subscriber is an entity as to which all the equity owners are accredited investors.*

*If only this statement 4 has been checked, please have each equity owner shall complete the Accredited Investor Verification Form in Annex D. Please feel free to make copies of such Annex for each such person.

5.	☐	A corporation, partnership, limited liability company, business trust, or an organization described in Section 501(c)(3) of the Code, in each case, which was not formed for the specific purpose of acquiring the Shares, and which has total assets in excess of $5,000,000.

10.	Tax and ERISA Information

This Section 10 includes information for the Subscriber and the Subscriber’s tax adviser to review and complete with regard to the tax status of the individual or entity in whose name the investment will be held.

For purposes of this Section 10: The term “Individual” means an individual within the meaning of Code Section 542(a)(2), as modified by Code Section 856(h)(3). Natural persons and the following organizations are treated as Individuals for these purposes:

●	A pension trust under Code Section 501(c)(17) (a trust that provides for payment of supplemental unemployment compensation);

●	A private foundation under Code Section 509(a); and

●	A trust permanently set aside or used for charitable purposes as described in Code Section 642(c) (charitable trusts for estate planning purposes).

In general, all other entities are not treated as Individuals.

The term “Beneficial Ownership” means the ownership of Shares of Fortress Net Lease REIT, directly or indirectly, by an entity or Individual for purposes of Code Section 542(a)(2), taking into account the constructive ownership rules of Code Section 544, as modified by Code Section 856(h)(1)(B). In general, this means that Shares of Fortress Net Lease REIT held, directly or indirectly, by or for (i) a corporation, partnership, estate, or trust shall be considered as owned directly proportionately by its shareholders, partners or beneficiaries, and (ii) a natural person’s spouse, brothers, sisters, ancestors and lineal descendants are treated as owned by that person. In addition, if any entity or Individual has an option to acquire Shares of Fortress Net Lease REIT (or an option to acquire such an option or one of a series of such options), such Shares of Fortress Net Lease REIT shall be treated as owned by such entity or Individual. Under these rules, each Subscriber will be treated as Beneficially Owning its proportionate share of Fortress Net Lease REIT. As used in this Section 10, the terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” have correlative meanings.

A. SUBSCRIBER TAX STATUS

Please confirm with a tax adviser the status and Beneficial Ownership of the Individual or entity making the investment in Fortress Net Lease REIT and then check the category applicable to your status:

(a)	☐	The Subscriber is a natural person or an IRA or a 401k Account owned by a natural person and either:

(i)	☐	none of the Subscriber or such owner’s spouse, brothers or sisters (whether by whole or half-blood), ancestors or lineal descendants, and no entity in which the Subscriber or any of the foregoing relatives directly or indirectly invests, Beneficially Owns an interest in Fortress Net Lease REIT; or

(ii)	☐	the name of each related person described in clause (i) are disclosed in sub-section C below.

(b)	☐	The Subscriber is a trust described in Code Section 401(a) and exempt from tax under Code Section 501(a) and either:

(i)	☐	no beneficiary holds an actuarial interest in the Subscriber in excess of 1%; or

(ii)	☐	a beneficiary holds an actuarial interest in the Subscriber of more than 1% but not in excess of 10%.

(c)	☐	The Subscriber is a private foundation within the meaning of Code Section 509(a).

(d)	☐	The Subscriber is a trust described in Code Section 501(c)(17) (a trust providing for payment of supplemental unemployment compensation benefits).

(e)	☐	The Subscriber is a trust permanently set aside for a charitable or other purpose as described in Code Section 642(c).

(f)	☐	The Subscriber is a public charity exempt from tax under Code Section 501(c)(3).

(g)	☐	The Subscriber is a governmental plan within the meaning of Code Section 414(d) and either:

(i)	☐	no beneficiary holds an actuarial interest in the Subscriber in excess of 1%; or

(ii)	☐	a beneficiary holds an actuarial interest in the Subscriber of more than 1% but not in excess of 10%.

(h) ☐ The Subscriber is a voluntary employees’ beneficiary association described in Code Section 501(c)(9) and either:

(i)	☐	no beneficiary holds an interest in the Subscriber in excess of 1%; or

(ii)	☐	a beneficiary holds an interest in the Subscriber of more than 1% but not in excess of 10%.

(i) ☒ The Subscriber is a corporation, limited liability company or partnership not otherwise described in paragraphs (a) through (h) and either:

(i)	☐	no Individual Beneficially Owns more than 1% of the interests in the Subscriber;

(ii)	☒	an Individual Beneficially Owns more than 1% of the interests in the Subscriber, but no Individual Beneficially Owns more than 10% of the interests in the Subscriber; or

(iii)	☐	neither (i) nor (ii) applies, in which case the Subscriber must complete sub-section B below.

(j) ☐ The Subscriber is a trust or estate not otherwise described in paragraphs (a) through (h) and the statements in clause (i), (ii), (iii), (iv) or (v) checked below apply:

(i)	☐	The Subscriber is a grantor trust with one beneficiary (a “Beneficiary”) and one grantor (“Grantor”), both of whom are natural persons, and either

(A) ☐ none of the Beneficiary’s or Grantor’s spouse(s), brothers or sisters (whether by whole or half-blood), ancestors or lineal descendants, and no entity in which the trust, Beneficiary or Grantor or any of the foregoing relatives directly or indirectly invests, Beneficially Owns an interest in Fortress Net Lease REIT; or

(B) ☐ the names of all related persons described in clause (A) who Beneficially Own an interest in Fortress Net Lease REIT and such persons’ relationship to the Subscriber, the Beneficiary and/or the Grantor (as applicable) are disclosed in sub-section C below;

(ii)	☐	The Subscriber is a grantor trust with more than one Beneficiary and/or Grantors, and two or more of the Beneficiaries and/or Grantors are related to each other as spouses, brothers or sisters (whether by whole or half-blood), ancestors or lineal descendants, and either

(A) ☐ none of the Beneficiaries’ or Grantors’ spouse(s), brothers or sisters (whether by whole or half-blood), ancestors or lineal descendants, and no entity in which the trust, the Beneficiaries or Grantor(s) or any of the foregoing relatives directly or indirectly invests, Beneficially Owns an interest in Fortress Net Lease REIT; or

(B) ☐ the names of all related persons described in clause (A) who Beneficially Own an interest in Fortress Net Lease REIT, and such persons’ relationship to the Subscriber, any Beneficiary and/or the Grantor(s) (as applicable) are disclosed in sub-section C below;

(iii)	☐	no Individual will Beneficially Own, directly or indirectly, more than 1% of the interests in the Subscriber;

(iv)	☐	if an Individual will Beneficially Own, directly or indirectly, more than 1% of the interests in the Subscriber, no Individual will Beneficially Own, directly or indirectly, more than 10% of the interests in the Subscriber; or

(v)	☐	neither (i), (ii), (iii) nor (iv) applies, in which case the Subscriber must complete sub-section B below.

B.	SUBSCRIBER TAX STATUS NOT DESCRIBED IN SUB-SECTION A ABOVE

If the Subscriber is not classified in any of the categories set forth in paragraphs (a) through (j) of sub-section A above, or if the Subscriber indicated that paragraph (i)(iii) or paragraph (j)(v) of sub-section A above applies to the Subscriber, the Subscriber must complete paragraphs (a) and (b) of this sub-section B below. In addition, the Subscriber must provide any additional information that Fortress Net Lease REIT may request in order to ascertain whether more than 50% of the equity of Fortress Net Lease REIT may be held by five or fewer Individuals.

(a)	Please describe the Subscriber’s tax status under the Code (e.g., corporation, partnership, grantor trust): partnership

(b)	Please complete Annex C describing the number of Beneficial Owners of the Subscriber, such Beneficial Owners’ relative interests in the Subscriber, and the relationships, if any, among the Subscriber’s Beneficial Owners.

C.	AFFILIATES (TO BE COMPLETED BY ALL SUBSCRIBERS)

(a)	To the best of the Subscriber’s knowledge, is the Subscriber (and, if applicable, the Grantor(s) or any Beneficiaries of Subscriber) affiliated with or related to any other investor or prospective investor in Fortress Net Lease REIT?

☐ Yes                       ☒ No

If “Yes,” please identify any such other investor or prospective investor and provide details of the affiliation:

Name	Affiliation

Name	Affiliation

Name	Affiliation

(If the space provided is insufficient, please refer to and attach a separate list in response.)

(b)	In the case of a Subscriber that is a trust described in Code Section 401(a) and exempt from tax under Code Section 501(a), the Subscriber certifies that no “disqualified person” (as defined in Code Section 4975(e)(2), without regard to subparagraphs (B) and (I) thereof) with respect to such Subscriber holds, directly or indirectly, any interest in Fortress Net Lease REIT.

D.	CERTAIN CERTIFICATIONS RELATED TO DOMESTICALLY CONTROLLED REIT STATUS:

For purposes of this sub-section D:

“Domestic Trust” means a trust if (i) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. fiduciaries have the authority to control all substantial decisions of the trust, or (ii) the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. Person.

“Foreign Ownership Percentage” means, with respect to you as of the date of this Subscription Agreement, the portion of your interest in Fortress Net Lease REIT that is held by Foreign Persons directly or indirectly through any one or more U.S. Persons.

“Foreign Person” means a “foreign person” for purposes of Section 897(h)(4)(B) of the Code, and includes (i) any nonresident alien individual, (ii) any corporation or partnership that is not created or organized in the United States or under the law of the United States or of any state (unless, in the case of a partnership, applicable Treasury regulations provide otherwise), (iii) any estate of a non-resident alien individual, and (iv) any trust other than a Domestic Trust.

“U.S. Individual” means an individual that is a U.S. Person.

“U.S. Person” means a “United States person” as defined by Code Section 7701(a)(30) and includes (i) a citizen or resident of the United States, (ii) a corporation or partnership created or organized in the United States or under the law of the United States or of any State (unless, in the case of a partnership, the Secretary provides otherwise by regulations), (iii) any estate other than the estate of a Foreign Person, and (iv) a Domestic Trust.

Under penalties of perjury, you certify that: (check only one)

(a)	☐	The Subscriber is a Foreign Person.

(b)	☐	The Subscriber is a U.S. Individual (including a U.S. Individual subscribing through an IRA or 401k account).

(c)	☒	The Subscriber is a U.S. Person and not a U.S. Individual (i.e., an entity investor). The Subscriber represents that:

(i)	the Subscriber’s Foreign Ownership Percentage does not (and will not) exceed _5_% (please provide your Foreign Ownership Percentage); and

(ii)	the Subscriber will promptly notify Fortress Net Lease REIT in writing upon any increase in its Foreign Ownership Percentage above the amount stated in (b)(i) above.

E.	SUBSCRIBER ERISA STATUS

(a)	Please indicate whether or not the Subscriber is, or is acting on behalf of or using the assets of, or may at any time it holds any Shares be or be using the assets of (i) an “employee benefit plan” (within the meaning of Section 3(3) of ERISA) subject to Title I of ERISA, (ii) a “plan” (as defined in Section 4975(e)(1) of the Code) subject to Section 4975 of the Code, including an IRA, or (iii) an entity whose underlying assets include assets of a plan described in (i) or (ii) by reason of such plan’s investment in such entity, including an insurance company general account, an insurance company separate account or a collective investment fund (each of (i), (ii) or (iii), a “Benefit Plan Investor”).

 ☒Yes                                                 ☐  No

  Please check this box to confirm – to be completed by all Investors

(b)	Please indicate whether or not the Subscriber is a person (other than a Benefit Plan Investor) who (i) has discretionary authority or control with respect to the assets of Fortress Net Lease REIT, (ii) provides investment advice for a fee (direct or indirect) with respect to such assets or (iii) is an affiliate of a person described in (i) or (ii) (each of (i), (ii) or (iii), a “Controlling Person”).

 ☐Yes                                                  ☒ No

If the Subscriber is or is investing the plan assets of a Benefit Plan Investor, you as the individual executing the Subscriber Execution Page of the Subscription Agreement on behalf of the Subscriber (the “fiduciary”) represent and acknowledge that you, and any other fiduciaries responsible for the Subscriber’s investment, are aware of and understand Fortress Net Lease REIT’s investment objective, policies and strategies and risks, and that the decision to invest plan assets of the Subscriber in Fortress Net Lease REIT was made with appropriate consideration of relevant investment factors with regard to the Subscriber and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to investment decisions under ERISA (if applicable).

You represent and acknowledge that the decision to invest in Fortress Net Lease REIT was made by you as a fiduciary that is independent of Fortress Net Lease REIT, the Adviser, any third-party investment manager with whom Fortress Net Lease REIT invests its assets and their affiliates; none of the Adviser, Fortress Net Lease REIT or any of their respective affiliates, or any director, officer, member, employee or agent of the Advisor, Fortress Net Lease REIT, or any of their respective affiliates, is or will be a “fiduciary” for purposes of ERISA or Section 4975 of the Code or any Similar Law of the Subscriber in connection with the Subscriber’s decision to purchase, hold or dispose of Shares, or otherwise with respect to its investment in Fortress Net Lease REIT; that you are duly authorized to make such investment decision and that the Subscriber’s investment will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code.

If the Subscriber is (or is acting on behalf of or using the assets of) a “governmental plan” (within the meaning of Section 3(32) of ERISA) or other plan subject to any U.S. federal, state, local or non-U.S. law or regulation that is substantially similar to the fiduciary responsibility provisions of Title I of ERISA or the provisions of Section 4975 of the Code (“Similar Law”), the Subscriber represents that the purchase and holding of Shares by the Subscriber will not (A) constitute or result in a violation of any Similar Law, (B) cause any assets of Fortress Net Lease REIT to be treated as assets of the Subscriber for purposes of any Similar Law, (C) cause any of Fortress Net Lease REIT, the Adviser or any of their respective directors, officers, members, employees or agents or any of their respective affiliates to be a fiduciary with respect to the assets of any plan subject to any Similar Law, or (D) otherwise subject Fortress Net Lease REIT or the Adviser to any requirements under any Similar Law.

F.	CERTAIN FIRPTA CERTIFICATIONS (required for U.S. investors):

Under penalties of perjury, you certify that the address shown on this Subscription Agreement is my home address (in the case of an individual) or office address (in the case of an entity) and that you are not a foreign corporation, foreign partnership, foreign trust, or foreign estate, or a disregarded entity of one of the foregoing entities (as those terms are defined in the Code and Treasury Regulations promulgated thereunder).

G.	IRS FORM W-8 and W-9 CERTIFICATIONS:

Subscribers must complete and execute IRS Forms W-8 or W-9, as applicable. Form W-9 is attached hereto. Forms W-8 and their respective instructions are available at https://www.irs.gov/forms-pubs. All Subscribers should consult their own U.S. tax advisors regarding the appropriate IRS Form(s) to provide and the manner in which such IRS Form(s) should be completed.

11.	Miscellaneous and Subscriber Signature

If Subscribers participating in the Distribution Reinvestment Plan or making subsequent purchases of Shares of Fortress Net Lease REIT experience a material adverse change in their financial condition or can no longer make the representations or warranties set forth in Section 8 (“Subscriber Representations”) above, they are asked to promptly notify Fortress Net Lease REIT and the Subscriber’s Financial Advisor (if applicable) in writing.

No sale of Shares may be completed until at least five business days after you receive the Memorandum. To be accepted, a subscription request must be made with a completed and executed subscription agreement, including the applicable IRS Form(s), in good order at least five business days prior to the first calendar day of the month (unless waived). You will receive a written confirmation of your purchase. By signing below, you agree that you shall fund such purchase price per month that is requested by Fortress Net Lease REIT; provided that your total subscription to Fortress Net Lease REIT shall not exceed the Investment Amount you committed to herein.

All items on the Subscription Agreement must be completed in order for your subscription to be processed, including any supplement, if applicable. Subscribers are encouraged to read the Memorandum in its entirety for a complete explanation of an investment in the Shares of Fortress Net Lease REIT.

All information that the Subscriber has provided to Fortress Net Lease REIT (including, without limitation, the information in this Subscription Agreement) is true, correct and complete as of the date hereof and will be complete and accurate as of the date of each relevant closing, and the Subscriber agrees to notify Fortress Net Lease REIT promptly in writing if any representation, warranty or information contained in this Subscription Agreement becomes untrue or incorrect at any time in any material respect.

Return to: Fortress Net Lease REIT Investor Relations: [***]

This Subscription Agreement shall be binding upon the Subscriber and the heirs, personal representatives, successors and assigns of the Subscriber. Notwithstanding the place where this Subscription Agreement may be executed by any of the parties, the parties expressly agree that all terms and provisions hereof shall be governed, construed and enforced solely under the laws of the State of Maryland without reference to any principles of conflicts of law. This Subscription Agreement shall survive the admission of the Subscriber to Fortress Net Lease REIT and shall, if the Subscriber consists of more than one person, be the joint and several obligation of all such persons.

X	/s/ Amanda Christian	1/29/24	X
	Signature of Investor	Date		Signature of Co-Investor (If applicable)	Date

Annex A:

Fortress Net Lease REIT

Terms and Conditions

A-1

Terms and Conditions

The following terms and conditions ("Terms and Conditions") must be delivered with Fortress Net Lease REIT Subscription Agreement in connection with your purchase of Shares of Fortress Net Lease REIT. These Terms and Conditions are deemed part of the Subscription Agreement.

By signing the Subscription Agreement, you also acknowledge:

1.               The above referenced Investment Amount may be accepted or rejected in whole or in part by Fortress Net Lease REIT. By executing this Subscription Agreement, you agree to subscribe for any amount up to the amount that you have set forth above.

2.               You acknowledge that Fortress Net Lease REIT will pay the Dealer Manager (as defined in the Memorandum) (i) with respect to our outstanding Class F-S Shares equal to 0.85% per annum of the aggregate NAV of our outstanding Class F-S Shares and (ii) with respect to our outstanding Class F-D Shares equal to 0.25% per annum of the aggregate NAV of our outstanding Class F-D Shares. The Dealer Manager reallows (pays) all of the ongoing servicing fees to participating broker-dealers and servicing broker-dealers for ongoing services performed by such broker-dealers.

3.               You are purchasing the Shares for your own account and not with a view to distribution or sale, and you should not expect to be able to sell your Shares regardless of how Fortress Net Lease REIT performs. You understand that an investment in Fortress Net Lease REIT is illiquid and appropriate only as a long-term investment.

4.               At this time, there is no public trading market for Fortress Net Lease REIT's Shares and unless and until a listing of the Shares on an exchange occurs or a secondary market develops, repurchase of Shares by Fortress Net Lease REIT will be the only way to dispose of your Shares. Fortress Net Lease REIT is not obligated to repurchase any Shares under its share repurchase plan and may choose to repurchase only some, or even none, of the Shares that have been requested to be repurchased. In addition, repurchases will be subject to available liquidity and other significant restrictions. Further, Fortress Net Lease REIT's board of trustees may make exceptions to modify or suspend the share repurchase plan. Subject to limited exceptions, in the case of any (i) Class B Shares, Class F-D Shares, Class F-I Shares and Class F-S Shares, if you have held your Shares for less than one year the repurchase price you receive will be subject to an early repurchase deduction of 2% of the applicable transaction price and (ii) Class C Shares and Class D Shares (including, for the avoidance of doubt, any Class B Shares or Class C shares that are converted to Class C Shares or Class D Shares, as applicable, in accordance with the terms described herein and in the Memorandum), such Shares may only be repurchased to the extent they have been outstanding for at least two years. Fortress Net Lease REIT does not intend to list our Shares on any securities exchange for what may be a significant time, if ever, and Fortress Net Lease REIT does not expect a secondary market in the Shares to develop.

5.               You should consider that you may not have access to the money you invest for an indefinite period of time. Additionally, because you will be unable to sell your Shares, you will be unable to reduce your exposure in any market downturn.

6.               The amount of distributions, if any, are uncertain and at the discretion of Fortress Net Lease REIT's board of trustees.

7.               Our distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses.

8.               You understand the IRS rules regarding contribution limits for IRAs and other qualified account types. Further, you understand how these contribution limits may impact your ability to invest in the event you do not have sufficient funds within your IRA or other qualified account.

9.               You understand the IRS rules regarding required minimum distributions and that the illiquid nature of Fortress Net Lease REIT may impact your ability to meet required minimum distributions.

10.             You acknowledge that IRS rules are subject to change and future changes may have unforeseen impacts on your investment in Fortress Net Lease REIT.

11.             You understand that the information provided herein will be relied upon by Fortress Net Lease REIT, the Adviser, the board of trustees, the Administrator (as defined in the Memorandum), their respective affiliates and their designees for the purpose of determining your eligibility to purchase Shares and compliance with applicable laws. You agree to provide, if requested, any additional information that may reasonably be required to determine your eligibility to purchase Shares or your status for purposes of the Code or any state, local or non-United States tax laws (including FATCA and similar information reporting rules). You agree to indemnify and hold harmless Fortress Net Lease REIT, the Adviser, the board of trustees, the Administrator, their respective affiliates and their respective officers, employees, directors, partners, agents, consultants, managing members, members, shareholders, legal representatives and controlling persons (“Indemnitees”), from and against any loss, cost, claim, award, government investigation or proceeding, fine, penalty, accrued interest, damage, expense, judgment, settlement cost, fee and related expenses (including attorneys’ fees and expenses) (collectively, “Losses”) due to or arising out of a breach of any covenant, representation, warranty or agreement contained in this Subscription Agreement or in any other document provided by you to Fortress Net Lease REIT in connection with your investment in Fortress Net Lease REIT. You hereby agree to indemnify the Indemnitees, and to hold them harmless against any and all Losses arising as a result of the sale or distribution of Shares by you in violation of applicable law or any misrepresentation or breach by you with respect to the matters set forth herein. In addition, you agree to indemnify the Indemnitees and to hold such Persons and firms harmless from and against, any and all Losses to which they may be put or which they may incur or sustain by reason of or in connection with any misrepresentation made by you with respect to the matters about which representations and warranties are required by the terms of this Subscription Agreement, or any breach of any such warranties or any failure to fulfill any covenants or agreements set forth herein. Notwithstanding any provision of this Subscription Agreement to the contrary, you do not waive any rights that you may have under applicable securities laws. Furthermore, you acknowledge that the Indemnitees shall be held harmless and indemnified by you against any Losses arising as a result of a delay or failure to process this application, any distribution or other transaction between you or Fortress Net Lease REIT (or its representatives) if any evidence required by such parties, in order to satisfy applicable anti-money laundering rules, has not been provided by you.

12.             You are aware of, understand and consent to each of the risks and conflicts of interest set forth in the “Risk Factors” and “Conflicts of Interest” sections of the Memorandum and the risks and conflicts of interest inherent with an investment in Fortress Net Lease REIT. You understand and agree that none of Fortress Net Lease REIT, the Adviser, the board of trustees, the Administrator or any of their respective affiliates or controlling persons has made or shall make any representation or warranty whatsoever with respect to the business, condition (financial or otherwise), properties, prospects, creditworthiness, status or affairs of the assets/properties that are or will be the subject of the investments made by Fortress Net Lease REIT.

13.             You are knowledgeable and experienced in evaluating investments and experienced in financial and business matters and are capable of evaluating the merits and risks of purchasing the Shares. You have evaluated the risks of purchasing of Shares, and have determined that the Shares are a suitable investment for you. In evaluating the suitability of an investment in Fortress Net Lease REIT, you have not relied upon any representations, warranties or other information (whether oral or written), other than as set forth in the Memorandum, and instead, have relied upon independent investigations made by you or your representative(s).

14.             You can bear the economic risk of your investment in Fortress Net Lease REIT and can afford a complete loss of your investment. The aggregate amount of your investment to all similar investments that are illiquid is reasonable in relation to your net worth. If you are an individual, the aggregate amount of your Shares does not exceed 20% of your net worth, defined for this purpose as total assets (including residence, personal property and other assets) in excess of total liabilities.

15.             If you are not an individual, you have the power and authority to enter into this Subscription Agreement and each other document required to be executed and delivered by you in connection with the purchase of Shares, and to perform your obligations hereunder and thereunder and consummate the transactions contemplated hereby and thereby and the person signing this Subscription Agreement on your behalf has been duly authorized to execute and deliver this Subscription Agreement and each other document required to be executed and delivered by you in connection with the purchase of Shares. If you are an individual, you have all requisite legal capacity to acquire and hold Shares and to execute, deliver and comply with the terms of each of the documents required to be executed and delivered by you in connection with the purchase of Shares. Such execution, delivery and compliance by you does not conflict with, or constitute a default under, any instruments governing you, any law, regulation or order, or any agreement to which you are a party or by which you are bound.

16.             You understand and agree that Fortress Net Lease REIT, the Adviser or any of their respective affiliates may engage in “agency cross transactions,” as defined in Reg. Section 275.206(3)-2 (“Agency Cross Transactions”) promulgated by the Securities and Exchange Commission under the Advisers Act, in which Fortress Net Lease REIT, the Adviser or any of their respective affiliates acts as a broker for both you and/or Fortress Net Lease REIT on the one side and for another person on the other side of the transaction. You understand and agree that Fortress Net Lease REIT, the Adviser or any of their respective affiliates, as applicable, may receive commissions from, and have a potentially conflicting division of loyalties and responsibilities regarding, both parties to such Agency Cross Transactions. THIS CONSENT AS TO AGENCY CROSS TRANSACTIONS EFFECTED ON BEHALF OF FORTRESS NET LEASE REIT MAY BE REVOKED AT ANY TIME BY THE BOARD OF TRUSTEES ON BEHALF OF FORTRESS NET LEASE REIT BY WRITTEN NOTICE TO THE ADVISER.

17.             You agree to keep all information disclosed due to your investment in Fortress Net Lease REIT by Fortress Net Lease REIT, the Adviser, or any of their respective agents or affiliates (“Confidential Information”) confidential and will not, except as may be required by law, disclose to any person any Confidential Information that has been made available, nor otherwise make any public disclosure (whether written or oral) with respect to any Confidential Information, this Subscription Agreement or the matters contemplated hereby, except that you may disclose Confidential Information to those of your representatives who agree to be (or have pursuant to your internal procedures agreed to be) bound by the terms hereof or as required by applicable law or legal process. In the event that you or your representatives become legally compelled to disclose any of the Confidential Information, you will, to the extent permitted by law, use reasonable efforts to provide Fortress Net Lease REIT and the Adviser with prompt written notice so that Fortress Net Lease REIT and the Adviser may seek a protective order or other appropriate remedy.

18.             You represent and warrant that none of (a) you, (b) any person, directly or indirectly, controlling or controlled by you, (c) if you are a privately held entity, any person having a beneficial interest in you, or (d) any person for whom you are acting for or on behalf of in connection with this investment is: (i) on the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) List of Specially Designated Nationals and Blocked Persons or any other list of designated or restricted persons or entities maintained by the United States, the European Union, the United Kingdom (including as the latter is extended to the Cayman Islands by Statutory Instrument) or the respective governmental institutions and agencies of any of the foregoing, including OFAC, the United States Department of State, and His Majesty’s Treasury (each, a “Sanctions Authority”); (ii) located, organized, or resident in a country or territory in relation to which country-wide or territory-wide sanctions have been imposed by a Sanctions Authority (including, as of the date of this Subscription Agreement, Cuba, Iran, North Korea, Syria, and the Crimea Region of Ukraine); or (iii) otherwise the target of any sanction, trade embargo, regulation or law promulgated by a Sanctions Authority (such sanctions, regulations, trade embargoes and laws, together with any supplement or amendment thereto, the “Sanctions Laws”).

You represent and warrant that (i) the acceptance of this Subscription Agreement, together with the appropriate remittance, will not breach any applicable money laundering or related rules or regulations, including any statutes, rules or regulations pertaining to prohibitions on money laundering under the laws of the United States that are in effect at the time this Subscription Agreement is submitted to Fortress Net Lease REIT or that becomes effective at any future time (the “AML Laws”) or the Sanctions Laws; and (ii) the Shares are to be purchased with funds that are from legitimate sources in connection with your regular business activities and which do not constitute the proceeds of criminal conduct or criminal property, including, within the AML Laws.

You (i) covenant to provide promptly to Fortress Net Lease REIT, the Adviser or any other party designated for receipt of such information documentation verifying your identity, as well as the identity of any of your legal or beneficial owners or related parties or affiliates, to the extent necessary to comply with the information requests related thereto; (ii) acknowledge that due to the AML Laws, Fortress Net Lease REIT, the Adviser (or any other designated party) may require further evidence of your identity before this Subscription Agreement can be processed, and Fortress Net Lease REIT, the Adviser may be required to take such other actions as may be necessary for it to comply with the AML Laws; and (iii) covenant to hold harmless and indemnify each of Fortress Net Lease REIT, the Adviser and their respective, affiliates, officers, employees, directors, partners, agents, legal representatives and controlling persons against any losses arising from the failure to process your application if you do not provide such requested information.

Annex B:

IRS Form W-9

Annex C:

Anti-Money Laundering and Beneficial Ownership Information - Entity Investors

Annex D:

Accredited Investor Verification Form

Annex E:

Fortress Investor Privacy Notice